UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Item 7.01                                           Regulation FD Disclosure.

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 7.01.

The information in Item 7.01 of this Form 8-K (including the attached Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing made by Adaptimmune Therapeutics plc (the “Company”) under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 8.01                                           Other Events.

On May 6, 2019, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) released a clinical and business update presentation. A copy of the Company’s clinical and business update corporate presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The clinical and business update corporate presentation is also available on the Company’s website at www.adaptimmune.com under Investor Relations. The information contained on the Company’s website shall not be deemed part of this report.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Adaptimmune Therapeutics plc clinical and business update presentation – May 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 6, 2019	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary